March 10, 2006


Securities and Exchange Commission
Mail Stop 11-3
100 F Street, NE
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Items 4.01 of Form 8-Ka of Blue Wireless & Data, Inc. dated March 10, 2006.


Yours truly,

DAVIS, KINARD & CO., P.C.